UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2013

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On April 5, 2013, Schmitt Industries, Inc. (the “Registrant”) appointed Ann M. Ferguson as its Chief Financial Officer, effective April 15, 2013.

Ms. Ferguson, 44, is a certified public accountant with over 20 years of experience in public accounting. Beginning in 1991, she served in various roles of increasing responsibility at Deloitte & Touche LLP. Most recently, from 2006 to 2012, Ms. Ferguson served as lead audit partner for two significant manufacturing clients, including one publicly-traded company, as well as several other clients in other industries. Ms. Ferguson holds a B.S. degree in Business with an emphasis in accounting from the University of Oregon.

Ms. Ferguson will receive a base salary of $150,000 per year and will be eligible to receive a target annual cash bonus of up to 30% of her base salary, as determined by the Registrant’s Compensation Committee. In addition, Ms. Ferguson will be granted options to purchase up to 25,000 shares of commons stock pursuant to the Registrant’s 2004 Stock Option Plan and standard form stock option agreement (the “Grant”). Per the terms of the Grant, the exercise price of the options will be equal to the closing price of the Company’s common stock on April 8, 2013 (the “Effective Date”) as reported on the NASDAQ Capital Market. The options will vest annually in equal installments on each of the three successive anniversaries of the Effective Date of the grant provided that Ms. Ferguson remains employed with the Registrant on these dates. Ms. Ferguson will be entitled to participate in the Registrant’s health benefit and 401(k) perquisite plans and policies in accordance with their terms as in effect from time to time, on the same basis as such benefits are generally made available to other employees of the Registrant. Ms. Ferguson’s future compensation, including yearly base salary and bonus, will be subject to regular review and adjustment by the Compensation Committee.

On April 8, 2013, the Registrant issued a press release announcing Ms. Ferguson’s appointment as Chief Financial Officer and a copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

April 11, 2013	By:	/s/ James A. Fitzhenry
Name: James A. Fitzhenry
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 8, 2013